Exhibit 8.1

List of Consolidated Companies

Registered Name	Jurisdiction of Incorporation
MITSUI ARGENTINA S.A.	ARGENTINA
BALD HILLS WIND FARM PTY. LTD.	AUSTRALIA
MBK OXYFUEL AUSTRALIA PTY. LTD.	AUSTRALIA
MITSUI & CO. (AUSTRALIA) LTD.	AUSTRALIA
MITSUI & CO. URANIUM AUSTRALIA PTY. LTD.	AUSTRALIA
MITSUI & CO. FINANCIAL SERVICES (AUSTRALIA)	AUSTRALIA
MITSUI BUSSAN WOODCHIP OCEANIA PTY. LTD.	AUSTRALIA
MITSUI COAL HOLDINGS PTY. LTD.	AUSTRALIA
MITSUI E&P AUSTRALIA PTY. LIMITED	AUSTRALIA
MITSUI IRON ORE DEVELOPMENT PTY. LTD.	AUSTRALIA
MITSUI POWER INVESTMENT PTY. LTD.	AUSTRALIA
MITSUI RAW MATERIALS DEVELOPMENT PTY. LIMITED	AUSTRALIA
MITSUI-ITOCHU IRON PTY. LTD.	AUSTRALIA
MITTWELL ENERGY RESOURCES PTY. LTD.	AUSTRALIA
SALT ASIA HOLDINGS PTY. LTD.	AUSTRALIA
SHARK BAY SALT PTY. LTD.	AUSTRALIA
MITSUI & CO. (MIDDLE EAST) B.S.C.(C)	BAHRAIN
MITSUI AGRISCIENCE INTERNATIONAL S.A./N.V.	BELGIUM
MITSUI AND CO. BENELUX S.A./N.V.	BELGIUM
BAY MARITIME LIMITED	BERMUDA
LPG TRANSPORT SERVICE LTD.	BERMUDA
BAHIA PARTICIPACOES LTDA.	BRAZIL
FERTILIZANTES MITSUI S.A. INDUSTRIA E COMERCIO	BRAZIL
MBK DISTRIBUIDORA DE PRODUTOS ELETRONICOS LTDA.	BRAZIL
MITSUI ALIMENTOS LTDA.	BRAZIL
MITSUI BRASILEIRA IMPORTACAO E EXPORTACAO S.A.	BRAZIL
MITSUI GAS E ENERGIA DO BRASIL LTDA.	BRAZIL
MITSUI MOTION MAQUINAS S.A.	BRAZIL
MITSUI RAIL CAPITAL PARTICIPACOES LTDA.	BRAZIL
MRC SERVICOS FERROVIARIOS AMERICA LATINA LTDA.	BRAZIL
TRI-NET LOGISTICA BRASIL LTDA.	BRAZIL
CRAYFIELD ENTERPRISE LIMITED	BRITISH VIRGIN ISLANDS
ROUND GROUP LIMITED	BRITISH VIRGIN ISLANDS
SHOPNET CO., LTD.	BRITISH VIRGIN ISLANDS
ARGO SALES LTD.	CANADA
FRASER WHARVES LTD.	CANADA
MCC YORKTON INVESTMENT INC.	CANADA
MCC YORKTON MANAGEMENT INC.	CANADA
MIT POWER CANADA INVESTMENT INC.	CANADA
MIT POWER CANADA LP INC.	CANADA
MITSUI & CO. (CANADA) LTD.	CANADA
TRANSFREIGHT INC.	CANADA
TRANSFREIGHT INTEGRATED LOGISTICS INC.	CANADA
MFA 90 COMPANY LIMITED	CAYMAN ISLANDS
MITSUI QATAR GAS 3 LTD.	CAYMAN ISLANDS

Registered Name	Jurisdiction of Incorporation
STELLAR PACIFIC MARITIME CORP.	CAYMAN ISLANDS
TRINET LOGISTICS INVESTMENT CO., LTD.	CAYMAN ISLANDS
MBK INVERSIONISTAS AUTOMOTORIZ	CHILE
MITSUI AGRO BUSINESS S.A.	CHILE
MITSUI CHILE LTDA.	CHILE
TOYOTA CHILE S.A.	CHILE
MITSUI DE COLOMBIA S.A.	COLOMBIA
MITSUI & CO. FRANCE S.A.S.	FRANCE
MFS EUROPE GMBH	GERMANY
MITSUI & CO. (DEUTSCHLAND) GMBH	GERMANY
TRI-NET LOGISTICS (EUROPE) GMBH	GERMANY
BUONGIORNO (HONGKONG) LIMITED	HONG KONG
GLOBAL RIGHT HOLDINGS LIMITED	HONG KONG
MITSUI & CO. (HONG KONG) LTD.	HONG KONG
MITSUI BUSSAN PRECIOUS METALS (HONG KONG) LIMITED	HONG KONG
MITSUI E-FILM (HONG KONG) MFG. CO., LIMITED	HONG KONG
MITSUI ELECTRONICS SCM (CHINA) CO., LTD.	HONG KONG
MITSUI OIL (ASIA) HONG KONG LTD.	HONG KONG
BUSSAN AUTOMOTIVE INDIA PVT. LTD.	INDIA
MITSUI & CO. INDIA PVT. LTD.	INDIA
TRANSYSTEM LOGISTICS INTERNATIONAL PRV. LTD.	INDIA
P.T. BUSSAN AUTO FINANCE	INDONESIA
P.T. KALTIM PASIFIK AMONIAK	INDONESIA
P.T. MITSUI INDONESIA	INDONESIA
PT. PERTAMIT PROCESSING	INDONESIA
MITSUI & CO., IRAN LTD.	IRAN
MITSUI & CO. ITALIA S.P.A.	ITALY
B FOOD SIENCE CO., LTD.	JAPAN
BUSSAN ASSET MANAGEMENT CO., LTD.	JAPAN
BUSSAN BIOTECH	JAPAN
BUSSAN CHEM CO., LTD.	JAPAN
BUSSAN COMMUNITY CO., LTD.	JAPAN
BUSSAN LOGISTICS SOLUTIONS CO., LTD.	JAPAN
BUSSAN REAL ESTATE CO., LTD.	JAPAN
BUSSAN SUMISHO CARBON ENERGY CO., LTD.	JAPAN
CAR SHARING JAPAN CO., LTD.	JAPAN
CHITA FUTO KAISHA LTD.	JAPAN
CLEAN ENERGY SERVICE CO., LTD.	JAPAN
COFCO LTD.	JAPAN
CORPORATE DEVELOPMENT FUND	JAPAN
DAIICHI TANKER CO., LTD.	JAPAN
DAITO CHEMICAL CO., LTD.	JAPAN
GTF GREEN POWER CO., LTD.	JAPAN
HANAE MORI ASSOCIATES CO., LTD.	JAPAN
HOUSE DEPOT PARTNERS CO., LTD.	JAPAN
INDONESIA FUEL OIL CAPITAL CO., LTD.	JAPAN
JAPAN ALTERNATIVE INVESTMENT CO., LTD.	JAPAN
JAPAN-ARABIA METHANOL CO., LTD.	JAPAN
J-SCUBE INC.	JAPAN
K.K SUNNET	JAPAN
KEIYO TOSHI SERVICE CO., LTD.	JAPAN

Registered Name	Jurisdiction of Incorporation
KIDS STATION INC.	JAPAN
KONANFUTO CO., LTD.	JAPAN
KYUUSYUU KOUGYOU	JAPAN
LINKSHARE JAPAN K.K.	JAPAN
MBK NAGOYA KOZAI CENTER	JAPAN
MBK PROJECT HOLDINGS LTD.	JAPAN
MBK RAIL FINANCE CORPORATION	JAPAN
MBK STEEL PRODUCTS WEST	JAPAN
MINAMI-AZABU DEVELOPMENT CO., LTD.	JAPAN
MITSUI & CO. FINANCIAL SERVICES LTD.	JAPAN
MITSUI & CO. PETROLEUM LTD.	JAPAN
MITSUI & CO. PLANT SYSTEMS, LTD.	JAPAN
MITSUI & CO. STEEL LTD.	JAPAN
MITSUI & CO., LOGISTICS PARTNERS LTD.	JAPAN
MITSUI & CO., PRINCIPAL INVESTMENTS LTD.	JAPAN
MITSUI & CO., REALTY MANAGEMENT LTD.	JAPAN
MITSUI BUSSAN AEROSPACE CO., LTD.	JAPAN
MITSUI BUSSAN AGRO BUSINESS CO., LIMITED	JAPAN
MITSUI BUSSAN AUTOMOTIVE INC.	JAPAN
MITSUI BUSSAN FINANCIAL MANAGEMENT LTD.	JAPAN
MITSUI BUSSAN FRONTIER	JAPAN
MITSUI BUSSAN GENERAL SERVICE, CO., LTD.	JAPAN
MITSUI BUSSAN HUMAN RESOURCES CORPORATION	JAPAN
MITSUI BUSSAN INTER-FASHION LTD.	JAPAN
MITSUI BUSSAN KOZAI HANBAI CO., LTD.	JAPAN
MITSUI BUSSAN LOGISTICS HOLDINGS LTD.	JAPAN
MITSUI BUSSAN LOGISTICS MANAGEMENT CO., LTD.	JAPAN
MITSUI BUSSAN MARKETING CO., LTD.	JAPAN
MITSUI BUSSAN MEDICAL ASSOCIATES	JAPAN
MITSUI BUSSAN METALS CO., LTD.	JAPAN
MITSUI BUSSAN PACKAGING CO., LTD.	JAPAN
MITSUI BUSSAN PLASTICS TRADE CO., LTD.	JAPAN
MITSUI BUSSAN STEEL TRADE CO LTD.	JAPAN
MITSUI BUSSAN TECHNO PRODUCTS CO., LTD.	JAPAN
MITSUI BUSSAN TRADE SERVICES LTD.	JAPAN
MITSUI ELECTRONICS INC.	JAPAN
MITSUI FOODS CO., LTD.	JAPAN
MITSUI KNOWLEDGE INDUSTRY CO., LTD.	JAPAN
MITSUI MARUBENI LIQUEFIED GAS CO., LTD.	JAPAN
MITSUI NORIN CO., LTD.	JAPAN
MITSUI OIL CO., LTD.	JAPAN
MITSUI OIL EXPLORATION CO., LTD.	JAPAN
MITSUI VENTURES GLOBAL FUND	JAPAN
MITSUIBUSSAN CREDIT CONSULTING	JAPAN
MITSUIBUSSAN INSURANCE CO.	JAPAN
MITSUIBUSSAN SECURE DIRECTIONS, INC.	JAPAN
MITUSI BUSSAN SOLVENT & COATING CO., LTD.	JAPAN
MKI NETWORK SOLUTIONS LTD.	JAPAN
MMK CO., LTD.	JAPAN
MOECO THAI OIL DEVELOPMENT CO., LTD.	JAPAN
MVC CORPORATION	JAPAN

Registered Name	Jurisdiction of Incorporation
MVC GLOBAL JAPAN FUND II	JAPAN
MVC GLOBAL JAPAN FUND III	JAPAN
NETMILE INC.	JAPAN
NIHON PENET CO., LTD.	JAPAN
ORIENT MARINE CO., LTD.	JAPAN
OVERSES PETROLEUM CORPORATION	JAPAN
PAITON POWER INVESTMENT CO., LTD.	JAPAN
PRIFOODS CO., LTD.	JAPAN
QATAR LNG SERVICE AGENCY CO., LTD.	JAPAN
RETAIL SYSTEM SERVICE CO., LTD.	JAPAN
SAN-EI SUCROCHEMICAL CO., LTD.	JAPAN
SEIKEI STEEL TUBE CORP.	JAPAN
SHINSANKO CO., LTD.	JAPAN
SPORT CO., LTD.	JAPAN
STORAGE PLUS CORP.	JAPAN
TOHO BUSSAN KAISHA LTD.	JAPAN
TOKYO INTERNATIONAL AIR CARGO TERMINAL LTD.	JAPAN
TOYO SHIP MACHINERY CO., LTD.	JAPAN
TOYO WIRE LTD.	JAPAN
TOYOMARINE	JAPAN
TRI-NET (JAPAN) INC.	JAPAN
TRI-NET AIR EXPRESS CO., LTD.	JAPAN
VENDOR SERVICE CO., LTD.	JAPAN
WORLD HI-VISION CHANNEL INC.	JAPAN
Y.K. LOGISTICS CORPORATION LTD.	JAPAN
MITSUI & CO. KUWAIT W.L.L.	KUWAIT
CLIO MARINE INC.	LIBERIA
CM PACIFIC MARITIME CORPORATION	LIBERIA
LEPTA SHIPPING CO., LTD.	LIBERIA
MITSUI & CO., TRANSPORTATION SYSTEMS ASIA	MALAYSIA
MITSUI POWER PD (M) SDN. BHD.	MALAYSIA
TEJANA TRADING & MANAGEMENT SERVICES	MALAYSIA
AGUAS TRATADAS DE GUADALAJARA, S.A. DE C.V.	MEXICO
AGUAS TRATADAS DE MINATITLAN, S. DE R.L. DE C.V.	MEXICO
AGUAS TRATADAS DE TULA,S.DE R.L.DE C.V.	MEXICO
ATLATEC HOLDINGS, S.A. DE C.V.	MEXICO
GRUPO EMPRESARIAL DE MEJORAMIENTO AMBIENTAL, S. DE R.L. DE C.V.	MEXICO
HINO MOTORS SALES MEXICO, S.A. DE C.V.	MEXICO
INGENIERIA Y CONSTRUCCION DE VALLADOLID	MEXICO
MITSUI DE MEXICO, S. DE R.L. DE C.V.	MEXICO
PROMOTORA ECOLOGICA SAN PEDRO MARTIR, S.A. DE C.V.	MEXICO
MITSUI E&P MOZAMBIQUE AREA 1 LIMITED	MOZAMBIQUE
CACTUS ENERGY INVESTMENT B.V.	NETHERLANDS
DRILLSHIP INVESTMENT B.V.	NETHERLANDS
EURO CHILENA COPPER B.V.	NETHERLANDS
EURO-MIT STAAL B.V.	NETHERLANDS
JAPAN COLLAHUASI RESOURCES B.V.	NETHERLANDS
MCM FOODS B.V.	NETHERLANDS
MIT INVESTMENT MANZANILLO B.V.	NETHERLANDS
MITSUI & CO. (E&P) B.V.	NETHERLANDS

Registered Name	Jurisdiction of Incorporation
MITSUI & CO. FINANCIAL SERVICES (EUROPE) B.V.	NETHERLANDS
MITSUI ATLANTIC ENERGY B.V.	NETHERLANDS
MITSUI AUTOMOTIVE CIS INVESTMENT B.V.	NETHERLANDS
MITSUI AUTOMOTIVE EUROPE B.V.	NETHERLANDS
MITSUI AUTOMOTIVE INVESTMENT B.V.	NETHERLANDS
MITSUI E&P MIDDLE EAST B.V.	NETHERLANDS
MITSUI GAS DEVELOPMENT QATAR B.V.	NETHERLANDS
MITSUI LNG NEDERLAND B.V.	NETHERLANDS
MITSUI RAIL CAPITAL EUROPE B.V.	NETHERLANDS
MITSUI SAKHALIN HOLDINGS B.V.	NETHERLANDS
MRCE LOGNET B.V.	NETHERLANDS
PAITON POWER FINANCING B.V.	NETHERLANDS
PLALLOY MTD B.V.	NETHERLANDS
REPUZEW B.V.	NETHERLANDS
MITSUI & CO., (N.Z.) LTD.	NEW ZEALAND
MITSUI & CO. NORWAY A.S.	NORWAY
CAMELEER SHIPPING S.A.	PANAMA
M.I. HOLDING S.A.	PANAMA
SANHA FPSO INC.	PANAMA
TRI-ROCK NAVIGATION,S.A.	PANAMA
BUSSAN BEIJING LOGISTICS ENTERPRISE LTD.	PEOPLES’ REP. OF CHINA
MITSUI & CO. (CHINA) LTD.	PEOPLES’ REP. OF CHINA
MITSUI & CO. (DALIAN) LTD.	PEOPLES’ REP. OF CHINA
MITSUI & CO. (GUANGDONG) LTD.	PEOPLES’ REP. OF CHINA
MITSUI & CO. (GUANGZHOU) LTD.	PEOPLES’ REP. OF CHINA
MITSUI & CO. (QINGDAO) LTD.	PEOPLES’ REP. OF CHINA
MITSUI & CO. (SHANGHAI) LTD.	PEOPLES’ REP. OF CHINA
MITSUI & CO. (SHENZHEN) TRADING LTD.	PEOPLES’ REP. OF CHINA
MITSUI & CO. (TIANJIN) LTD.	PEOPLES’ REP. OF CHINA
MITSUI PLASTICS TRADING (SHANGHAI) CO., LTD.	PEOPLES’ REP. OF CHINA
KOMATSU-MITSUI MAQUINARIAS PERU S.A.	PERU
MITSUI AUTOMOTRIZ S.A.	PERU
MITSUI DEL PERU S.A.	PERU
MITSUI BUSSAN FRONTIER (PHILIPPINES) INC.	PHILIPPINES
MCC LOGISTICS KOREA LTD.	REPUBLIC OF KOREA
MITSUI & CO. KOREA LTD.	REPUBLIC OF KOREA
MITSUI & CO. MOSCOW LIMITED LIABILITY COMPANY	RUSSIA
BUSSAN AUTOMOTIVE SINGAPORE PTE. LTD.	SINGAPORE
INSURANCE CO. OF TRINET ASIA PTE. LTD.	SINGAPORE
MITSUI & CO. FINANCIAL SERVICES (ASIA) LTD.	SINGAPORE
MITSUI & CO. (ASIA PACIFIC) PTE. LTD.	SINGAPORE
MITSUI ELECTRONICS ASIA	SINGAPORE
REGENCY STEEL ASIA PTE. LTD.	SINGAPORE
TRI-NET LOGISTICS (ASIA) PTE. LTD.	SINGAPORE
MITSUI & CO. VIETNAM LTD.	SOCIALIST REP. VIET NAM
MITSUI & CO. AFRICAN RAILWAY SOLUTIONS PTY. LTD.	SOUTH AFRICA
MITSUI & CO. SOUTHERN AFRICA PTY. LTD.	SOUTH AFRICA
MITSUI MINERALS DEVELOPMENT SOUTH AFRICA	SOUTH AFRICA
VENUS RAILWAY SOLUTIONS PTY. LTD.	SOUTH AFRICA
MITSUI & CO. (TAIWAN) LTD.	TAIWAN
BAF (THAILAND) CO., LTD.	THAILAND

Registered Name	Jurisdiction of Incorporation
BANGKOK COIL CENTER CO., LTD.	THAILAND
LEXUS SUKHUMVIT CO., LTD.	THAILAND
MITSIAM INTERNATIONAL LTD.	THAILAND
MITSIAM MOTORS CO., LTD.	THAILAND
MITSIAM PLASTICS CO., LTD.	THAILAND
MITSIAM TRI-NET LOGISTICS CO., LTD.	THAILAND
MITSUI & CO. (THAILAND) LTD.	THAILAND
MITSUI WATER HOLDINGS (THAILAND) LTD.	THAILAND
SATHORN CAPITAL CO., LTD.	THAILAND
THAILAND IRON WORKS PUBLIC COMPANY LIMITED	THAILAND
AFC HOLDCO, LLC.	U. S. A.
BIOPRODUCTS, INC.	U. S. A.
CHAMPIONS PIPE & SUPPLY, INC.	U. S. A.
CORNERSTONE RESEARCH & DEVELOPMENT, INC.	U. S. A.
ELLISON TECHNOLOGIES, INC.	U. S. A.
GINREI, INC.	U. S. A.
HEXA AMERICAS, INC.	U. S. A.
HYDRO CAPITAL CORPORATION	U. S. A.
INTERCONTINENTAL TERMINALS COMPANY, LLC.	U. S. A.
ITM INVESTMENTS, INC.	U. S. A.
MBK ALUMINIUM PRODUCTS, INC.	U. S. A.
MBK AUTOMOTIVE AMERICAS, INC.	U. S. A.
MBK LAGUNA, INC.	U. S. A.
MBK REAL ESTATE HOLDINGS, INC.	U. S. A.
MCD CAPITAL CORPORATION	U. S. A.
MCVP HOLDING, INC.	U. S. A.
MEPUS HOLDINGS CORPORATION	U. S. A.
MIT WIND POWER, INC.	U. S. A.
MITENERGY UPSTREAM, LLC.	U. S. A.
MITSUI & CO. CONSTRUCTION MACHINERY INVESTMENT, INC.	U. S. A.
MITSUI & CO. ENERGY DEVELOPMENT, INC.	U. S. A.
MITSUI & CO. FINANCIAL SERVICES (U.S.A.), INC.	U. S. A.
MITSUI & CO. PRECIOUS METALS, INC.	U. S. A.
MITSUI & CO. VENTURE PARTNERS II L.P.	U. S. A.
MITSUI & CO. VENTURE PARTNERS III, LLC.	U. S. A.
MITSUI & CO. VENTURE PARTNERS, INC.	U. S. A.
MITSUI & CO. (U.S.A.), INC.	U. S. A.
MITSUI AGRISCIENCE INTERNATIONAL, INC.	U. S. A.
MITSUI AUTOMOTIVE NORTH AMERICA, INC.	U. S. A.
MITSUI BUSSAN COMMODITIES (U.S.A.), INC.	U. S. A.
MITSUI BUSSAN LOGISTICS, INC.	U. S. A.
MITSUI E&P (USA), LLC.	U. S. A.
MITSUI FOODS, INC.	U. S. A.
MITSUI PLASTICS, INC.	U. S. A.
MITSUI RAIL CAPITAL HOLDINGS, INC.	U. S. A.
MIYABI AIRCRAFT LEASING, INC.	U. S. A.
MIYABI ENGINE LEASING	U. S. A.
MSB COPPER CORP.	U. S. A.
NOVUS INTERNATIONAL, INC.	U. S. A.
NUTRISCIENCE TECHNOLOGIES, INC.	U. S. A.
POLYPHENON E INTERNATIONAL, INC.	U. S. A.

Registered Name	Jurisdiction of Incorporation
PRIME AVIATION CAPITAL	U. S. A.
ROAD MACHINERY, LLC.	U. S. A.
STEEL TECHNOLOGIES, INC.	U. S. A.
SUNWIZE TECHNOLOGIES, INC.	U. S. A.
TRI-NET LOGISTICS MANAGEMENT, INC.	U. S. A.
TRINET RISK MANAGEMENT INVESTMENT CO., LTD.	U. S. A.
TRINET RISK MANAGEMENT INVESTMENT II CO., LTD.	U. S. A.
TRIWELL INVESTMENT CORP.	U. S. A.
UNITED GRAIN CORP.	U. S. A.
WESTPORT PETROLEUM, INC.	U. S. A.
WILSEY FOODS, INC.	U. S. A.
MITSUI & CO., (MIDDLE EAST) LTD.	UNITED ARAB EMIRATES
COHEN & WILKS INTERNATIONAL LTD.	UNITED KINGDOM
ENDEAVOUR RESOURCES LIMITED	UNITED KINGDOM
JAPAN ALTERNATIVE INVESTMENT EUROPE LIMITED	UNITED KINGDOM
MBK RAIL LINK FINANCE LTD.	UNITED KINGDOM
MBK REAL ESTATE EUROPE LIMITED	UNITED KINGDOM
MIT LAFFAN REFINERY LIMITED	UNITED KINGDOM
MITSUI & CO. EUROPE HOLDINGS PLC.	UNITED KINGDOM
MITSUI & CO. EUROPE PLC.	UNITED KINGDOM
MITSUI BUSSAN COMMODITIES LTD.	UNITED KINGDOM
MITSUI E&P GHANA KETA LIMITED	UNITED KINGDOM
MITSUI GLOBAL GAS UK LTD.	UNITED KINGDOM
MITSUI POWER VENTURES LIMITED	UNITED KINGDOM
MITSUI RENEWABLE ENERGY EUROPE LIMITED	UNITED KINGDOM
MITSUI&CO., ENERGY RISK MANAGEMENT LTD.	UNITED KINGDOM
MITSUI DE VENEZUELA, C.A.	VENEZUELA